Exhibit 24

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Stephen F. Angel, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Michael H. McGarry, Anne M. Foulkes and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2019, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 20th day of February, 2020.

/s/ STEPHEN F. ANGEL
Stephen F. Angel

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, James G. Berges, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Michael H. McGarry, Anne M. Foulkes and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2019, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 20th day of February, 2020.

/s/ JAMES G. BERGES
James G. Berges

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Steven A. Davis, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Michael H. McGarry, Anne M. Foulkes and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2019, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 20th day of February, 2020.

/s/ STEVEN A. DAVIS
Steven A. Davis

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, John V. Faraci, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Michael H. McGarry, Anne M. Foulkes and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2019, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 20th day of February, 2020.

/s/ JOHN V. FARACI
John V. Faraci

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Hugh Grant, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Michael H. McGarry, Anne M. Foulkes and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2019, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 20th day of February, 2020.

/s/ HUGH GRANT
Hugh Grant

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Victoria F. Haynes, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Michael H. McGarry, Anne M. Foulkes and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2019, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 20th day of February, 2020.

/s/ VICTORIA F. HAYNES
Victoria F. Haynes

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Melanie L. Healey, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Michael H. McGarry, Anne M. Foulkes and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2019, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 20th day of February, 2020.

/s/ MELANIE L. HEALEY
Melanie L. Healey

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Gary R. Heminger, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Michael H. McGarry, Anne M. Foulkes and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2019, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 20th day of February, 2020.

/s/ GARY R. HEMINGER
Gary R. Heminger

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Michele J. Hooper, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Michael H. McGarry, Anne M. Foulkes and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2019, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 20th day of February, 2020.

/s/ MICHELE J. HOOPER
Michele J. Hooper

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Michael W. Lamach, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Michael H. McGarry, Anne M. Foulkes and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2019, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 20th day of February, 2020.

/s/ MICHAEL W. LAMACH
Michael W. Lamach

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Martin H. Richenhagen, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Michael H. McGarry, Anne M. Foulkes and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2019, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 20th day of February, 2020.

/s/ MARTIN H. RICHENHAGEN
Martin H. Richenhagen

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Catherine R. Smith, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Michael H. McGarry, Anne M. Foulkes and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2019, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 20th day of February, 2020.

/s/ CATHERINE R. SMITH
Catherine R. Smith